Exhibit 10.19
*** Where this marking appears throughout this Exhibit 10.19, information has been omitted pursuant to a request for confidential treatment and such information has been filed with the Securities and Exchange Commission separately.

AMENDMENT TO STORAGE, THROUGHPUT
AND HANDLING AGREEMENT

This Amendment to Storage, Throughput and Handling Agreement (this “Amendment”) is entered into effective as of March __, 2019 (“Amendment Date”), by and between BKEP Materials, L.L.C., a Texas limited liability company (“BKEP Materials”), BKEP Asphalt, L.L.C., a Texas limited liability company (“BKEP Asphalt” and together with BKEP Materials, “Owner”), and Ergon Asphalt & Emulsions, Inc., a Mississippi corporation (“Customer”). Owner and Customer are sometimes referred to individually as “Party” and collectively as the “Parties”.

R E C I T A L S

WHEREAS, Owner and Customer are parties to that certain Storage, Throughput and Handling Agreement dated as of October 5, 2016, as amended (the “Agreement”); and

WHEREAS, the Parties desire to amend such Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment, the Parties agree to that the Agreement is amended as follows:

1.
Customer has paid to Owner upon execution of this Amendment the sum of $*** in prepayment of the Storage Fees for the months of April, May, June, July, August and September, 2019. These payments represent a discounted prepayment of Storage Fees for the months indicated and are non-refundable in the event of termination of this Agreement prior to date through which payments have been made.

2.
Except as otherwise stated in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect without change, and are hereby ratified by each of the Parties. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

3.
This Amendment may be executed by the Parties in counterparts and delivered by facsimile or by electronic mail in pdf or similar format, which signatures shall have the same effect as originals, and all such counterparts shall collectively constitute one and the same instrument.

4.	This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma without giving effect to its conflicts of law principles.

This Amendment has been executed by the authorized representatives of each Party as indicated below to be effective as of the date first written above.

OWNER:

BKEP MATERIALS, L.L.C.

By:	/s/ Mark A. Hurley
	Name:	Mark A. Hurley
	Title:	Chief Executive Officer

BKEP ASPHALT, L.L.C.

By:	/s/ Mark A. Hurley
	Name:	Mark A. Hurley
	Title:	Chief Executive Officer

CUSTOMER:

ERGON ASPHALT & EMULSIONS, INC.

By:	/s/ J. Baxter Burns, II
	Name:	J. Baxter Burns, II
	Title:	President

Signature page to Amendment to Storage, Throughput and Handling Agreement